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                                                                    Exhibit 24.1


                             TAMPA ELECTRIC COMPANY


                                POWER OF ATTORNEY


         WHEREAS, the Board of Directors of Tampa Electric Company, a Florida corporation, at a meeting held on January 19, 2000, authorized the officers and Directors of the Corporation to execute an Annual Report on Form 10-K and authorized the officers of the Company to file said Annual Report with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as amended.

         NOW, THEREFORE, each of the undersigned in his capacity as a Director or officer or both, as the case may be, of said Company, does hereby appoint R.
D. Fagan, G. L. Gillette, and D. E. Schwartz, and each of them, severally, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as Director or officer or both, as the case may be, of said Company, said Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys has the power to act hereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, and each of the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned have executed this instrument on the dates set forth below.

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
               /s/ R. D. Fagan                                  January 19, 2000
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      R. D. FAGAN, CHAIRMAN OF THE BOARD,
     DIRECTOR AND CHIEF EXECUTIVE OFFICER
         (PRINCIPAL EXECUTIVE OFFICER)

              /s/ G. L. Gillette                                January 19, 2000
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    G. L. GILLETTE, VICE PRESIDENT-FINANCE
          AND CHIEF FINANCIAL OFFICER
         (PRINCIPAL FINANCIAL OFFICER)

             /s/ P. L. Barringer                                January 21, 2000
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  P. L. BARRINGER, VICE PRESIDENT-CONTROLLER
        (PRINCIPAL ACCOUNTING OFFICER)

               /s/ C. D. Ausley                                 January 19, 2000
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            C. D. AUSLEY, DIRECTOR

              /s/ S. L. Baldwin                                 January 19, 2000
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            S. L. BALDWIN, DIRECTOR

             /s/ H. L. Culbreath                                January 19, 2000
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           H. L. CULBREATH, DIRECTOR

            /s/ J. L. Ferman, Jr.                               January 19, 2000
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          J. L. FERMAN, JR., DIRECTOR

                /s/ E. L. Flom                                  January 19, 2000
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             E. L. FLOM, DIRECTOR

              /s/ L. Guinot, Jr.                                January 19, 2000
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           L. GUINOT, JR., DIRECTOR

               /s/ T. L. Rankin                                 January 19, 2000
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            T. L. RANKIN, DIRECTOR

               /s/ W. P. Sovey                                  January 19, 2000
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             W. P. SOVEY, DIRECTOR
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                                                                    Exhibit 24.1

              /s/ J. T. Touchton                                January 19, 2000
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           J. T. TOUCHTON, DIRECTOR

              /s/ J. A. Urquhart                                January 19, 2000
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           J. A. URQUHART, DIRECTOR

             /s/ J. O. Welch, Jr.                               January 19, 2000
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          J. O. WELCH, JR., DIRECTOR
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